        Template for Director Restricted Stock Award Under the Directors Plan

Exhibit 10.6
RESTRICTED STOCK AWARD

as of ____________ __, 20__ (“Grant Date”)

The parties to this Restricted Stock Award (“Award”) are Applied Blockchain, Inc. a Nevada Corporation (the “Company”), and _______________ (“Director”), a Director of the Company.

The Director has been elected or appointed as a non-employee director to serve on the Company’s Board, and, pursuant to the terms of the Applied Blockchain, Inc. 2021 Non-Employee Director Stock Plan (the “Plan”), the Company wishes to provide Director with an incentive to put forth maximum effort as a member of the Board, for the success of the Company’s business.

Accordingly, the Company has determined to grant Director an incentive award in the form of ________ (#) shares of restricted stock (“Stock Award” or “Restricted Stock”) subject to the terms and conditions of the Plan and as herein set forth.

    Terms used herein that are defined in the Plan, shall have the same meanings given them in the Plan.

Accordingly, intending to be legally bound hereby, the parties agree as follows:

ARTICLE I
Definitions

The following additional definitions shall apply for purposes of this Award:

1.1 “Cause” shall mean any of the following events with respect to Director:
(a)indictment or conviction of, or plea of nolo contendere to, (i) any felony, or (ii) another crime involving dishonesty or moral turpitude, or Director’s engaging in any embezzlement, financial misappropriation or fraud, related to their services to the Company;
(b)engaging in any willful misconduct or gross negligence or willful act of dishonesty, including any violation of federal securities laws, or violence or threat of violence, which is materially injurious to the Company or any subsidiary or affiliate;
(c)repeated abuse of alcohol or drugs (legal or illegal) that, in the Company’s reasonable judgment, materially impairs Director’s ability to perform their duties as a Board member; or
(d)willful and knowing breach or violation of any material provision of their agreement to provide services to the Company, including, but not limited to, any applicable confidentiality or similar requirements thereof.

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1.2 “The Trading Market” means, initially, The Nasdaq Global Select Market, or any of the following other markets that becomes the primary trading market for the Common Stock: The Nasdaq Capital Market, The Nasdaq Global Market, the New York Stock Exchange, the NYSE American, or the OTC Markets (including OTCQX, OTCQB and Pink Markets) (or any nationally recognized successor to any of the foregoing).
ARTICLE II
Grant of Stock Award

2.1    On the Grant Date, the Company granted to Director this Stock Award in the form of ____________ (#) shares of restricted stock.

2.2    The Stock Award shall be subject to the terms and conditions of the Plan and this Stock Award.

2.3    Except as provided in the Plan or in this Stock Award, the Stock Award shall remain unvested, nontransferable and subject to a substantial risk of forfeiture. In addition, the Stock Award shall not be vested, and Director’s interest in the Stock Award granted hereunder shall be forfeited, except to the extent that the provisions of this Award are satisfied.

ARTICLE III
Vesting of Stock Award

3.1    Director’s Stock Award shall be vested in accordance with this Article III.
        3.2    The Stock Award shall vest in accordance with the following schedule:

Number of Shares        Vesting Date

    ___________    ______
    ___________    ______

3.3    Subject to Section 3.4 and Article V of this Award, the Stock Award that remains forfeitable shall be forfeited if Director’s position on the Board terminates at any time.
3.4    Section 3.3 to the contrary notwithstanding—
(a)    If Director dies or becomes Disabled while in service on the Company’s Board, and prior to the forfeiture of the shares of Restricted Stock under Section 3.3, all shares of Restricted Stock that are not then Vested shall become Vested as of the date of Director’s death or of their becoming Disabled; and
    (b)    In the event Director elects not to stand for reelection as a director for the following Compensation Year, a pro rata portion of the unvested Restricted Stock shall vest at the annual meeting at which their service as a director terminates. For the avoidance of doubt, if such Director’s service terminates prior to such annual meeting for any reason, the Director shall not be entitled to pro-rata accelerated vesting pursuant to this paragraph 3.4(b).

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    (c)    “Disabled” for purposes of subparagraph (a) of this Paragraph 3.4 shall mean Director’s inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of twelve (12) months or longer.
ARTICLE IV
Rights as Shareholder; Dividends; Taxation

4.1     Director shall be the record owner of the Restricted Stock until the shares of Common Stock are sold, forfeited or otherwise disposed of, and shall be entitled to all of the rights of a shareholder of the Company including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares, provided, however, that any dividends paid on unvested Restricted Stock, shall be and remain unvested until the Restricted Stock on which the dividends are paid becomes fully vested (and to the extent such Restricted Stock shall be forfeited, any underlying dividends on such forfeited Restricted Stock shall be forfeited as well).
4.2    The Company may issue stock certificates or evidence Director’s interest by using a restricted book entry account with the Company’s transfer agent. Physical possession or custody of any stock certificates that are issued shall be retained by the Company until such time as the Stock Award vests.
4.3    If Director forfeits any or all of the Stock Award pursuant to Section 3 or any other provision herein, Director shall, on the date of such forfeiture, no longer have any rights as a shareholder with respect to the Stock Award and shall no longer be entitled to vote or receive dividends on such shares.
4.4    Director hereby grants a power of attorney to the President and the Secretary of the Company, and each of them, with full power of substitution, with respect to any shares of the Stock Award which are forfeited hereunder. The power granted hereunder shall authorize each of the President and the Secretary of the Company, acting alone, to execute and deliver any stock powers or other agreements or instruments reasonably required to assign, transfer or cancel any shares that have so been forfeited by Director. Such power of attorney granted pursuant to this Section 4.4 is given in consideration of the agreements and covenants of the Company in connection with the transactions contemplated by this Stock Award and, as such, is coupled with an interest and shall be irrevocable unless and until all of the shares of the Stock Award have vested in full. In addition to the foregoing, on the Grant Date, Director shall deliver three (3) executed blank stock powers with respect to the Stock Award, in the form required by the Company, which may be used by the Company to effect any forfeiture or transfer of the Common Stock contemplated hereunder, or otherwise at the direction of Director.
4.5    The liability related to all taxes with respect to this Stock Award is and remains Director’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any taxes in connection with the grant or vesting of this Stock Award or the subsequent sale of any shares; and (b) does not commit to structure the Stock Award to reduce or eliminate Director’s liability for taxes.

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ARTICLE V
Change in Control

5.1    In the event of a Change in Control prior to the forfeiture of the Stock Award under Section 3.3, the provisions of this Article V shall apply.
(a)Subject to subparagraphs (b) and (d) of this Section 5.1, if, upon a Change in Control, Director receives a new award which qualifies as a Replacement Award (as defined below), the Replacement Award shall replace this Stock Award and continue subject to the Replacement Award’s terms.
(i)    A “Replacement Award” is an award that substitutes for this Stock Award and meets the following requirements: (i) it has a value at least equal to the value of this Award as determined under applicable law and by the Administrator in its sole discretion; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; and (iii) its other terms and conditions are not less favorable to Director than the terms and conditions of this Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of this Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of a Replacement Award are satisfied shall be made by the Administrator, as constituted immediately before the Change in Control, in its sole discretion.
(b)If, following a Change in Control, the Company’s shares continue to be traded on The Trading Market or another established securities market, this Stock Award shall continue in effect and be treated as a Replacement Award.
(c)If, upon a Change in Control that results in the Company’s shares no longer being traded on The Trading Market or another established securities market and no Replacement Award is granted to Director, the unvested portion of this Stock Award shall become vested immediately prior to the consummation of the Change in Control.
(d)Notwithstanding the foregoing, upon a Change in Control, the Administrator may determine that the unvested portion of this Stock Award shall be canceled and terminated for consideration instead.

ARTICLE VI
Miscellaneous

6.1    The terms of this Stock Award shall be adjusted as the Administrator determines is equitable in the event the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization.

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6.2    Whenever the term “Director” is used in any provision of this Award under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Stock Award may be transferred by will or by the laws of descent and distribution, the term “Director” shall be deemed to include such person or persons.

6.3    The Stock Award granted hereunder is not transferable by Director otherwise than by will or the laws of descent and distribution. No assignment or transfer of the Stock Award granted hereunder, or of the rights represented thereby, whether voluntary or involuntary, by the operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any such assignment or transfer the Stock Award shall terminate and become of no further effect.

6.4    The following, or similar, legends may be placed on any certificate(s) or other document(s) delivered to Director in connection with this Stock Award, in addition to any other legends required under the Stockholders’ Agreements or as required under federal or state securities laws:

THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

6.5    Nothing in this Award or otherwise shall obligate the Company to vest any of the Stock Award, to permit the Stock Award to be vested other than in accordance with the terms hereof or to grant any waivers of the terms of this Stock Award, regardless of what actions the Company, the Board or the Administrator may take or waivers the Company, the Board or the Administrator may grant under the terms of or with respect to any Stock Award now or hereafter granted to any other person or any other Stock Award granted to Director.

6.6    Notwithstanding any other provision hereof, Director shall not vest in the Stock Award granted hereunder, and the Company shall not be obligated to issue any shares to Director hereunder, if the vesting thereof or the issuance of such shares would constitute a violation by Director or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final and binding. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as the same shall be in effect from time to time) or to take any other affirmative action in order to cause the issuance of shares pursuant to this Stock Award comply with any law or regulation of any governmental authority.

6.7    If the events described in Article III or V occur after the date that Director is advised (upon recommendation by the Administrator) that their service on the Board is being, or will be, terminated for Cause, on account of performance or in circumstances that prevent them from being in good standing with the Company, accelerated vesting shall not occur and all rights under this Stock Award shall terminate, and this Stock Award shall expire on the date of

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termination of Director’s service on the Board. The Administrator shall have the authority to determine whether termination of Director is for Cause or for any reason other than Cause.

6.8    This Stock Award shall be governed by the laws of the State of Texas applicable to agreements made and performed wholly within the State of Texas (regardless of the laws that might otherwise govern under applicable conflicts of laws principles) and applicable federal law. All disputes arising under this Stock Award shall be adjudicated solely within the state or Federal courts located within the State of Texas, Dallas County.

6.9    This Stock Award sets forth a complete understanding between the parties with respect to its subject matter and supersedes all prior and contemporaneous agreements and understandings with respect thereto. Except as expressly set forth in this Stock Award, the Company makes no representations, warranties or covenants to Director with respect to this Stock Award or its subject matter, including with respect to the current or future value of the shares subject to the Stock Award. Any modification, amendment or waiver to this Stock Award will be effective only if it is in writing signed by the Company and Director. The failure of any party to enforce at any time any provision of this Stock Award shall not be construed to be a waiver of that or any other provision of this Stock Award.

6.10    This Stock Award shall be administered and interpreted solely by the Administrator or its delegated agent. The interpretations and decisions of the Administrator with regard to this Stock Award shall be final and conclusive and binding upon Director.

6.11    It is the intent that this Award comply in all respects with Rule 16b-3 under the Exchange Act and any related regulations. If any provision of this Stock Award is later found not to be in compliance with such Rule and regulations, the provisions shall be deemed null and void. The provisions of the Common Stock under this Stock Award shall be executed in accordance with the requirements of Section 16 of the Exchange Act and regulations promulgated thereunder.

6.12    Subject to the limitations set forth herein, this Stock Award shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of Director and the successors of the Company.

6.13    This Stock Award is subject to the terms of any separate Clawback Policy that is or may be maintained by the Company, as such Policy may be amended from time to time.

6.14    Director hereby acknowledges receipt of a copy of the Plan and this Stock Award, and that they have read and understand the terms and provisions of the Plan and this Award, and accept the Stock Award subject to all of the terms and conditions of the Plan and this Award.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Stock Award as of the day and year first above written.

                        APPLIED BLOCKCHAIN, INC.

                        By:
                            Name:
                            Title:

                        DIRECTOR:

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